UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2025

GOSSAMER BIO, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38796	47-5461709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3115 Merryfield Row, Suite 120
San Diego, California, 92121

(Address of Principal Executive Offices) (Zip Code)
(858) 684-1300
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOSS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02. Unregistered Sales of Equity Securities.
On September 24, 2025, Gossamer Bio, Inc. (the “Company”) entered into that certain Option Agreement and Plan of Merger and Reorganization (the “Agreement”) pursuant to which the Company was granted the right, but in no circumstances the obligation, to acquire Respira Therapeutics, Inc. (“Respira”) via a merger (the “Company Merger Option”) with Prana Bio, Inc. (“Prana”), the 100% owner of Respira. The Company Merger Option will remain exercisable until the earlier of December 31, 2027 and the completion of certain development activities by Respira, unless earlier terminated in accordance with the terms of the Agreement.
Subject to certain terms and conditions set forth in the Agreement, the Company (i) issued 2,500,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) to Prana on September 24, 2025 as consideration for the grant of the Company Merger Option and (ii) agreed to (a) issue up to an additional 1,500,000 shares of Common Stock following the exercise of the Company Merger Option at the closing of the transaction and (b) upon the achievement of specified regulatory and sales milestones following the closing of the transaction, make cash and stock milestone payments, including the issuance of up to approximately 6,688,964 additional shares of Common Stock (provided that the number shares to be actually issued shall be calculated at the time of issuance by dividing the value of the applicable milestone obligation to be paid in stock by the average closing price of the Common Stock as reported on the Nasdaq Global Select Market for the thirty consecutive trading days ending on the second trading day prior to the date of achievement of the applicable milestone), in each case, to the current stockholders of Prana and the former stockholders of Respira in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOSSAMER BIO, INC.

Date: September 25, 2025	By:	/s/ Bryan Giraudo
Bryan Giraudo
Chief Financial Officer and Chief Operating Officer
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